SEMI
ANNUAL
REPORT

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                               SEPTEMBER 30, 2002


TEMPLETON RUSSIA AND
EAST EUROPEAN FUND, INC.

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FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.




[PHOTO OMITTED]

MARK MOBIUS
PRESIDENT
TEMPLETON RUSSIA AND
EAST EUROPEAN FUND, INC.

Mark Mobius has been living in emerging market countries since earning his Ph.D in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON RUSSIA AND EAST EUROPEAN FUND (FORMERLY TEMPLETON RUSSIA FUND) SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN INVESTMENTS THAT ARE TIED ECONOMICALLY TO RUSSIA OR EAST EUROPEAN COUNTRIES.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Templeton Russia and East European Fund covers the period ended September 30, 2002. During the six months under review, the Russian economy performed relatively well as it benefited, in part, from high oil prices and continued progress on structural reforms. Inflows into the country from oil profits helped stimulate some other sectors as well. Consumer demand grew at a faster pace in the past two years, and the number of retail chains and expensive boutiques in the cities mushroomed. Consumer-oriented services and products developed, and the economy moved progressively from commodity-based to consumption-based. Throughout the period, production in the food, machinery and non-ferrous metals sectors notably increased.

Russia's general economic environment also seemed to improve during the reporting period. In April 2002, the Central Bank of Russia (CBR) appointed two liberal policymakers,


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 12.


CONTENTS

Shareholder Letter ..................   1

Performance Summary .................   5

Important Notice
to Shareholders .....................   6

Financial Highlights &
Statement of Investments ............  11

Financial Statements ................  14

Notes to
Financial Statements ................  17



FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
Based on Total net Assets
9/30/02
Oil & Gas                                                 22.5%
Banks                                                     13.1%
Electric Utilities                                        11.3%
metals & Mining                                            9.8%
Diversified Telecommunication Services                     9.2%
Pharmaceuticals                                            8.2%
Integrated Oil                                             5.9%
Multiline Retail                                           3.6%
Wireless Telecommunications Services                       3.4%
Machinery                                                  1.9%
Automobiles                                                1.4%
Communications Equipment                                   1.4%
Fixed Income Securities                                    4.8%
Short-Term Investments & Other Net Assets                  3.5%

Oleg Vyugin and Andrei Kozlov, as first deputies to the CBR chairman. In our opinion, these appointments could have an economic benefit as Vyugin announced that he would oversee the bank's credit, monetary and research policies. Two successive top-level visits to Moscow, by U.S. president George W. Bush and the European Commission, took place in May 2002. Subsequently, the U.S. granted Russia market economy status in June 2002. Although none of these events resulted in any surprises, they helped serve as formal acknowledgement of strengthening Russian-Western relations.

Unfortunately, global sentiment impacted the Russian stock market during the period. Investors focused on international news and events, particularly in the U.S., Brazil and Europe, not on Russian economic fundamentals. Thus, volatility ruled the Russian equity market, which performed strongly in the first two months and then headed lower for the remainder of the six-month period. For the six months ended September 30, 2002, the Morgan Stanley Capital International
(MSCI) Russia Index declined 7.96% in U.S. dollar terms. 1 In our opinion, however, the effects of the U.S. corporate scandals, the possibility of a Middle East war and Brazil's financial troubles on the Russian economy and stock market may not last over the long term.

Within this environment, as of September 30, 2002, Templeton Russia and East European Fund posted six-month cumulative total returns of -41.84% in market-price terms and -14.63% based on change in net asset value, as shown in the Performance Summary on page 5.



1. Source: Standard & Poor's Micropal. The unmanaged MSCI Russia Index is market capitalization-weighted and measures the total returns of equity securities in Russia. Market return is measured in U.S. dollars and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

During the reporting period, we increased our holdings in the cyclical and banking sectors, as we believed they could possibly benefit from rising domestic demand. Additionally, we initiated a position in the automotive sector through our investment in GAZ Auto Plant. In our opinion, GAZ's stock was trading at appealing valuations and the new management's efforts began to show some results. We also increased the Fund's exposure to the metals sector with the purchase of JSC Mining and Smelting Co. Norilsk Nickel, one of the world's largest non-ferrous producers, whose stock traded at what we considered a substantial discount to its peers.

Geographically, our exposure to Russia, Croatia and Hungary accounted for 88.3%, 4.5% and 3.7%, respectively, of the Fund's total net assets at period-end. There were no changes to our holdings in Croatia or Hungary during the six months under review. By September 30, 2002, the portfolio's top three sectors were oil & gas, banks and electric utilities. Within the Fund's top 10 holdings, JSC Mining and Smelting Co. Norilsk Nickel (Russia) replaced Vimpel Communications (Russia).

Looking forward, the Fund will continue to focus on what we consider high-quality companies with good corporate governance that we believe have potential in the long term. In our view, more business managers and owners appear to be starting to see how improving corporate governance can boost their companies' share prices and increase their wealth over the long term. We anticipate that more activity in the Russian stock market could occur during the fourth quarter of 2002 as the global, political and economic landscape is likely to remain uncertain in the months ahead. However, we continue to hold a very positive outlook for Russia and believe that it could become one of the world's most important emerging markets over the long term.


--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS
9/30/02

COMPANY                        % OF TOTAL
SECTOR/INDUSTRY                NET ASSETS
-----------------------------------------

Sberbank RF                         13.1%
BANKS, RUSSIA

Surgutneftegaz                       8.8%
OIL & GAS, RUSSIA

YUKOS                                7.1%
OIL & GAS, RUSSIA

Tatneft                              6.6%
OIL & GAS, RUSSIA

Lukoil Holdings, ADR                 5.9%
INTEGRATED OIL, RUSSIA

Mosenergo, ADR & GDR                 5.1%
ELECTRIC UTILITIES, RUSSIA

Cherepovets Mk Severstal             5.0%
METALS & MINING, RUSSIA

Unified Energy Systems               4.8%
ELECTRIC UTILITIES, RUSSIA

Pliva D D, GDR, Reg S                4.5%
PHARMACEUTICALS, CROATIA

JSC Mining and Smelting
Co. Norilsk Nickel                   4.2%
METALS & MINING, RUSSIA
--------------------------------------------------------------------------------

Investing in any emerging markets, including Russia and eastern Europe, means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. These risks include, but are not limited to, political, economic, legal and social uncertainties (for example, regional conflicts and risk of war), market and currency exchange rate volatility, delays in settling portfolio transactions, risk of loss arising from an underdeveloped system of share transfer, registration and custody, and the pervasiveness of corruption and crime in the economic system of certain countries. Also, as a non-diversified investment company investing in Russia and eastern Europe, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities.

Thank you for investing in Templeton Russia and East European Fund. We welcome your comments and suggestions and look forward to serving you.

Sincerely,

/s/MARK MOBIUS

Mark Mobius
President
Templeton Russia and East European Fund, Inc.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of September 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 9/30/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE SALE OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION


                               CHANGE         9/30/02   3/31/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.24         $18.35    $21.59
Market Price (NYSE)            -$11.41        $15.69    $27.10
DISTRIBUTIONS (4/1/02-9/30/02)
Short-Term Capital Gain        $0.0968

PERFORMANCE

                                                                                                INCEPTION
                                                6-MONTH       1-YEAR              5-YEAR       (6/15/95)2, 3
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1
  Based on change in NAV                        -14.63%        +41.60%           -47.02%         +69.14%
  Based on change in
  market price                                  -41.84%        +44.76%           -60.59%         +48.33% 4
Average Annual Total Return1
  Based on change in NAV                        -14.63%        +41.60%           -11.93%          +7.47%
  Based on change in
  market price                                  -41.84%        +44.76%           -17.00%          +5.75% 4

For updated performance figures, call Franklin Templeton Investments at 1-800/342-5236.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.
2. From 10/1/95 through 6/30/96, the Fund's Investment Manager agreed to reduce its fee by one-half. If the Investment Manager had not taken this action, the Fund's total return since inception would have been lower.
3. Commencement of Fund operations.
4. Since 9/13/95, commencement of trading on New York Stock Exchange, Inc.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Russian and East European securities involve significant additional risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian and East European economic systems, delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody used in Russia and East European countries. Also, as a non-diversified company investing in Russia and East European countries, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
CHANGE OF NAME AND INVESTMENT POLICIES. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), generally requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with requirements of the Names Rule, in April 2002, shareholders approved: (1) effective July 31, 2002, changing the Fund's current investment policy so that the Fund will be required to invest, under normal market conditions, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to Russia or East European countries and (2) a corresponding amendment to the Fund's Articles of Incorporation to change the Fund's name, effective July 31, 2002, to TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC. Shareholders also approved an amendment to the Fund's investment restrictions providing that the Fund shall not invest more than 25% of its assets in a particular industry.

The Fund's investment goal is long-term capital appreciation. As approved by shareholders, effective July 31, 2002, to achieve its goal, the Fund will invest, under normal market conditions, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to Russia or East European countries (individually a "Regional Country" and collectively, the "Regional Countries"). The Fund's 80% investment policy is non-fundamental, which means the Fund may change the policy without shareholder approval. The Fund, however, will provide shareholders with at least 60 days' prior notice of any change in its policy to invest at least 80% of the value of its net assets in investments that are tied economically to the Regional Countries.

The Investment Manager currently expects to continue its focus on investments in Russia to the extent that it believes attractive investment opportunities in Russia are available. The amount of the Fund's assets that may be invested at any one time in any one Regional Country will vary depending on market conditions and the Investment Manager's assessment of available investments. The Fund seeks to achieve its investment goal by investing primarily in "Regional Country Issuers." Regional Country Issuers are legal entities: (i) that are organized under the laws of or have a principal office and domicile in, a Regional Country; or (ii) for which the principal equity securities trading market is in a Regional Country; or (iii) that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in a Regional Country, or have at least 50% of their assets situated in a Regional Country; or (iv) that are Regional Country governmental entities that are authorized to issue or guarantee debt securities or other similar obligations.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Apart from the breadth of country coverage, the definition of Regional Country Issuers and the criteria that would apply to them is almost identical to the definition of "Russia Companies," except the definition of Regional Country Issuers includes governmental entities that are authorized to issue or guarantee debt securities or other similar obligations ("Sovereign Debt"). The Fund has always been permitted to invest up to 20% of its total assets in Sovereign Debt, but including Sovereign Debt within the definition of Regional Country Issuer permits the Fund to modestly increase this percentage in accordance with permissible limits under the 80% investment policy. However, the Investment Manager intends to invest in Sovereign Debt only to the extent that it believes such investments could offer the potential for capital appreciation.

For purposes of the Fund's 80% investment policy, the Regional Countries currently are anticipated to include: Albania, the Republic of Belarus, Bosnia and Herzegovina, Bulgaria, Croatia, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Macedonia, Moldova, Montenegro, Poland, Romania, Russia, Serbia, the Slovak Republic, Slovenia and Ukraine, and any other country in the same geographic region that may be approved by the Board of Directors in the future for investment by the Fund. Any future country or countries (or other political entity) formed by combination or division of one or more of the Regional Countries shall be deemed to be included within the term "Regional Countries." The Regional Countries include nations that may not currently have established securities trading markets or adequate custody arrangements for the safekeeping of the Fund's assets. Until such time as the Fund's custodian establishes a relationship with a sub-custodian in a Regional Country, or until mandatory securities depository arrangements are established and other applicable legal and regulatory requirements are met in that Regional Country, the Fund will not maintain assets in such Regional Country. In addition, the Fund currently expects to continue its focus on investments in Russia to the extent that the Investment Manager believes attractive investment opportunities in Russia are available. The amount of the Fund's assets that may be invested at any one time in any one Regional Country will vary depending on market conditions and the Investment Manager's assessment of available investments.

The Fund currently is permitted to invest in companies, which, while falling within the definition of a Russia Company, have characteristics and business relationships common to companies in countries other than Russia. This policy did not change when the 80% investment policy was approved, except that the Fund is now permitted to invest in companies which, while falling within the definition of a Regional Country Issuer, have characteristics and business relationships common to companies in countries other than the Regional Countries. Accordingly, the Fund is permitted to invest in companies organized and located in countries other than the Regional Countries, including companies having their entire production facilities outside of the Regional Countries, when securities of such companies meet one or more elements of the Fund's definition of a
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Regional Country Issuer, and, thus, can be viewed as dependent upon the economy of one or more Regional Countries. The Fund may also invest up to 20% of the value of its net assets in issuers located in countries other than Regional Countries. Such countries include, but are not limited to: Armenia, Austria, Azerbaijan, Cyprus, Georgia, Greece, Kazakhstan, Kyrgyzstan, Malta, Tajikistan, Turkey, Turkmenistan and Uzbekistan.

The Fund is permitted to invest a greater percentage of its assets in a wider range of investments in a larger number of countries, as a result of expanding its investment criteria from investments principally in Russia Companies, to investments in Regional Country Issuers. Of course, the Fund already could invest up to 35% of its total assets in the securities of companies that are located, or traded, in certain Regional Countries and therefore, already was subject, albeit to a much lesser degree, to many of the risk factors inherent to investment in the Regional Countries.

Regional Countries are in varying stages of transition towards market-oriented economies based on private and entrepreneurial initiatives, multiparty democracies, pluralism and market economies. These countries shared the extremely volatile market performance in the past decade. In 1998 in Russia, for example, a number of substantial companies failed over a very short period of time. Stocks of other major companies lost considerable market value, although many have since recovered. A new crisis can occur in any Regional Country at any time. A substantial portion of the economic growth, if any, of Regional Countries is attributable to their exporting industries rather than domestic consumption; therefore, the Regional Countries are also highly susceptible to economic downturns in West European countries and the U.S., which are substantial consumers of their exported products.

Regional Country markets continue to be relatively volatile, and the Fund's investments will remain subject to currency fluctuation and local political, economic and social uncertainties. Furthermore, as a non-diversified fund, the Fund is permitted to invest in a relatively small number of issuers and, as a result, may be subject to greater risk of loss with respect to its portfolio securities. Investments in a single region, even though representing a number of different countries, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a Fund that is more broadly diversified geographically. In late 2001, the Regional Country markets generally experienced a slowdown in line with other global economies. The economies of the various Regional Countries are expected to remain slow, given the slowdown in the major European Union economies. Additionally, there is no guarantee that investment by the Fund in Regional Country Issuers will result in similar or even higher rates of return than the Fund's prior investment focus on Russia Companies.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
There are also individual exceptions within Regional Countries from a risk perspective. For example, while Belarus and Moldova are geographically in the same region, their economies are significantly less developed than those of other Regional Countries.

Investing in any emerging market means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in securities markets in the U.S. The specific nature of such risks may vary according to the Regional Country in which investments are made. However, many of these risks closely parallel the risks to which the Fund already was subject by virtue of its investment focus on Russia. In addition, certain markets may be relatively illiquid and unforeseen changes in economic conditions may occur. Since the Fund is permitted to expand its investments to include a broader array of issuers in Regional Countries, rather than being limited mainly to investments tied to Russia, the Fund may increase its investments in a number of markets which may be considerably less developed than those of the U.S., Europe, or even Russia. Less developed markets involve higher levels of risk. In addition, many companies in countries with developing markets generally do not have operating histories of significant duration. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded in more developed markets.

Moreover, under the 80% investment policy, the Fund is permitted to invest up to 100% of its total assets in issuers tied to a single country within its expanded investment universe. Focusing on issuers tied to a single country exposes the Fund to increased currency, political, regulatory and other risks. In such an event, market swings in an individual country's market in which the Fund may be heavily, if not exclusively, invested, will be likely to have a greater effect on Fund performance. However, the Fund has no present intention to invest up to 100% of its assets in a single country, although the Fund currently expects to continue its focus on investments in Russia to the extent that the Investment Manager believes attractive investment opportunities in Russia are available.

Investing in any developing market means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. The specific nature of such risks may vary according to the Regional Country in which investments are made. However, many of these risks closely parallel the risks to which the Fund already was subject by virtue of its investment focus on Russia. These risks include, among others: (1) the risk of nationalization or expropriation of assets or confiscatory taxation, which may involve the risk of total loss; (2) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (3) greater social, economic and political uncertainty
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(including regional conflict and the risk of war); (4) transitional forms of government; (5) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody used in certain Regional Countries; (6) risks in connection with the maintenance of Fund portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund; (7) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (8) pervasiveness of public corruption and crime in the economic systems of certain Regional Countries; (9) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets in which the Fund may invest; (10) currency exchange rate volatility and the lack of available currency hedging instruments; (11) the use of derivative instruments, which may include: forward foreign currency exchange contracts, currency futures contracts and options thereon, put and call options on securities, indices and foreign currencies, stock index futures contracts and options thereon and interest rate futures contracts and options thereon; (12) higher rates of inflation (including the risk of social unrest associated with periods of hyperinflation); (13) the risk that, by possibly investing significantly in certain multi-industry sectors, the Fund may be affected more by any single economic, political or regulatory development relating to a specific sector;
(14) the financial condition of Regional Country Issuers, including any debt amounts and the fact that such issuers may be smaller, less seasoned and newly organized; (15) the risk that dividends may be withheld at the source; (16) dependency on exports and the corresponding importance of international trade;
(17) the difference in, or lack of, disclosure, auditing and financial reporting standards, which may result in unavailability of material information about issuers in many Regional Countries; (18) the risk that the tax systems of the Regional Countries may not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; (19) the fact that statistical information regarding the economy of Regional Countries may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (20) less extensive regulation of the securities markets than in more developed countries;
(21) markets that may be substantially influenced by insider trading and other market practices not accepted in developed markets; (22) the risks associated with the difficulties that may occur in pricing the Fund's portfolio securities;
(23) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets; and (24) the risk of lawsuits arising from restrictive regulations and practices with respect to foreign investment in particular industries.

SHARE REPURCHASE PROGRAM. The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.
--------------------------------------------------------------------------------

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Financial Highlights

                                            SIX MONTHS ENDED
                                           SEPTEMBER 30, 2002              YEAR ENDED MARCH 31,
                                                            -------------------------------------------------
                                               (UNAUDITED)     2002      2001       2000      1999      1998
                                               --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period .......       $21.60    $13.40    $20.48      $9.60    $28.02    $30.88
                                               --------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) ..............          .02       .05      (.03)       .15       .27      (.32)
 Net realized and unrealized
 gains (losses) ............................        (3.17)     8.23     (7.05)     11.11    (15.98)     1.41
                                               --------------------------------------------------------------
Total from investment operations ...........        (3.15)     8.28     (7.08)     11.26    (15.71)     1.09
                                               --------------------------------------------------------------
Capital share repurchases ..................           --       .01       .02         --        --        --
                                               --------------------------------------------------------------
Less distributions from:
 Net investment income .....................           --      (.09)     (.02)      (.38)     (.02)       --
 Net realized gains ........................         (.10)      --        --          --     (2.69)    (3.95)
                                               --------------------------------------------------------------
Total distributions ........................         (.10)     (.09)     (.02)      (.38)    (2.71)    (3.95)
                                               --------------------------------------------------------------
Net asset value, end of period .............       $18.35    $21.60    $13.40     $20.48     $9.60    $28.02
                                               ==============================================================
Market value, end of period/a/..............     $15.6900  $27.1000  $11.0800   $18.7500  $11.3750  $35.6250
                                               ==============================================================
Total return (based on market
 value per share)* .........................     (41.84)%   145.77%  (40.83)%     68.96%  (63.68)%    22.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........      $98,502  $115,943   $72,103   $110,974   $51,940  $150,102
Ratios to average net assets:
 Expenses ..................................        2.03%**   2.07%     2.05%      2.16%     2.14%     1.99%
 Net investment income (loss) ..............         .16%**    .30%    (.17)%      1.16%     2.17%    (.93)%
Portfolio turnover rate ....................         .00%    70.05%    63.77%     60.18%    13.32%    10.92%


 * Total return is not annualized.
** Annualized
 + Based on average weighted shares outstanding effective year ended March 31, 2000.
 a Based on the last sale on the New York Stock Exchange.

                       See notes to financial statements.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002 (UNAUDITED)


                                                                   COUNTRY            SHARES        VALUE
--------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 91.7%
    *AUTOMOBILES 1.4%
     GAZ Auto Plant ............................................    Russia              64,140    $ 1,411,080
                                                                                                  ------------
     BANKS 13.1%
     Sberbank RF ...............................................    Russia              82,401     12,936,957
                                                                                                  ------------
     COMMUNICATIONS EQUIPMENT 1.4%
    *Elektrosvyaz of Ulyanovsk .................................    Russia              45,000        122,625
     Kirov Electrosvyaz ........................................    Russia              20,000        160,000
    *Orenburg Region Electrosvyaz ..............................    Russia           4,000,000        242,000
    *Samarasvyazinform .........................................    Russia              19,000        414,200
     Tomsktelekom ..............................................    Russia             701,000        403,075
                                                                                                  ------------
                                                                                                    1,341,900
                                                                                                  ------------
     DIVERSIFIED TELECOMMUNICATION SERVICES 9.2%
     Elektro Rostov ............................................    Russia           2,360,000      1,132,800
    *Golden Telecom Inc. .......................................    Russia             116,500      1,403,825
    *Krasnoyarskelectrosvyaz ...................................    Russia             440,000      1,430,000
    *Nizhnosvyazinform .........................................    Russia           1,893,100      1,609,135
     Rostelecom, ADR ...........................................    Russia             256,460      1,492,597
     Stavropol Region Electrosvyaz .............................    Russia             128,749        434,528
    *Svyazinform of Astrkhan ...................................    Russia             653,408        200,923
     Uralsvyazinform ...........................................    Russia         138,340,000      1,369,566
                                                                                                  ------------
                                                                                                    9,073,374
                                                                                                  ------------
     ELECTRIC UTILITIES 11.3%
     Mosenergo, ADR ............................................    Russia             986,740      2,762,872
     Mosenergo, GDR ............................................    Russia             811,075      2,292,418
    *Permenergo ................................................    Russia             921,000      1,379,197
     Unified Energy Systems ....................................    Russia          56,941,029      4,726,105
                                                                                                  ------------
                                                                                                   11,160,592
                                                                                                  ------------
     INTEGRATED OIL 5.9%
     Lukoil Holdings, ADR ......................................    Russia              94,175      5,801,180
                                                                                                  ------------
    *MACHINERY 1.9%
     United Heavy Machinery Uralmash-Izhora Grp. ...............    Russia             445,000      1,891,250
                                                                                                  ------------
     METALS & MINING 9.8%
    *Chelyabinsk Pipe Works ....................................    Russia           3,180,000        483,360
    *Cherepovets Mk Severstal ..................................    Russia             100,400      4,957,250
     JSC Mining and Smelting Co. Norilsk Nickel ................    Russia             252,329      4,163,429
                                                                                                  ------------
                                                                                                    9,604,039
                                                                                                  ------------
     MULTILINE RETAIL 3.6%
     GUM Trade House ...........................................    Russia           1,274,120      1,720,062
     GUM Trade House, ADR ......................................    Russia             667,094      1,847,850
                                                                                                  ------------
                                                                                                    3,567,912
                                                                                                  ------------

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002 (UNAUDITED) (CONT.)



                                                                   COUNTRY            SHARES        VALUE
--------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
     OIL & GAS PRODUCTION 22.5%
     Surgutneftegaz ............................................    Russia          26,127,000    $ 8,674,164
    *Tatneft ...................................................    Russia           8,185,160      6,482,647
     YUKOS .....................................................    Russia             774,490      7,009,135
                                                                                                  ------------
                                                                                                   22,165,946
                                                                                                  ------------
     PHARMACEUTICALS 8.2%
     Egis Rt. ..................................................    Hungary             85,007      3,589,998
     Pliva D D, GDR, Reg S .....................................    Croatia            361,100      4,459,585
                                                                                                  ------------
                                                                                                    8,049,583
                                                                                                  ------------
    *WIRELESS TELECOMMUNICATION SERVICES 3.4%
     Vimpel Communications, ADR ................................    Russia             142,740      3,381,511
                                                                                                  ------------
     TOTAL COMMON STOCKS (COST $67,790,549)                                                        90,385,324


                                                                                   PRINCIPAL
                                                                                     AMOUNT
                                                                                 ------------
     BONDS (COST $4,475,833) 4.8%
     Federation of Russia, Reg S, 11.75%, 6/10/03 ..............    Russia         $ 4,500,000      4,735,584
                                                                                                  ------------


                                                                                     SHARES
                                                                                 ------------
   a/SHORT TERM INVESTMENTS (COST $4,414,007) 4.5%
     Franklin Institutional Fiduciary Trust
     Money Market Portfolio .................................... United States       4,414,007      4,414,007
                                                                                                  ------------
     TOTAL INVESTMENTS (COST $76,680,389) 101.0% ...............                                   99,534,915
     OTHER ASSETS, LESS LIABILITIES (1.0)% .....................                                   (1,033,322)
                                                                                                  ------------
     TOTAL NET ASSETS 100.0% ...................................                                  $98,501,593
                                                                                                  ============


* Non-income producing.
a The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.

                       See notes to financial statements.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002 (UNAUDITED)


Assets:
 Investments in securities:
  Cost .........................................................   $ 76,680,389
                                                                   -------------
  Value ........................................................     99,534,915
 Dividends and interest receivable .............................        737,045
                                                                   -------------
      Total assets .............................................    100,271,960
                                                                   -------------
Liabilities:
 Payables:
  Investment securities purchased ..............................      1,535,687
  Affiliates ...................................................        123,921
 Accrued expenses ..............................................        110,759
                                                                   -------------
      Total liabilities ........................................      1,770,367
                                                                   -------------
Net assets, at value ...........................................   $ 98,501,593
                                                                   =============
Net assets consist of:
 Undistributed net investment income ...........................   $     74,085
 Net unrealized appreciation ...................................     22,854,526
 Accumulated net realized loss .................................       (312,101)
 Capital shares ................................................     75,885,083
                                                                   -------------
Net assets, at value ...........................................   $ 98,501,593
                                                                   =============
Net asset value per share ($98,501,593 / 5,369,355
 shares outstanding) ...........................................         $18.35
                                                                   =============

                       See notes to financial statements.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)


Investment Income:
 (net of foreign taxes of $142,443)
 Dividends ..................................................   $    940,918
 Interest ...................................................        281,840
                                                                -------------
      Total investment income ...............................                           $  1,222,758
Expenses:
 Management fees (Note 4) ...................................        682,930
 Administrative fees (Note 4) ...............................        139,207
 Transfer agent fees ........................................         49,586
 Custodian fees .............................................        136,483
 Reports to shareholders ....................................         19,065
 Registration and filing fees ...............................         11,956
 Professional fees ..........................................         78,450
 Directors' fees and expenses ...............................         14,377
 Other ......................................................          4,116
                                                                -------------
      Total expenses ........................................                              1,136,170
                                                                                        -------------
           Net investment income ............................                                 86,588
                                                                                        -------------
Realized and unrealized gains (losses):
 Net realized gain from foreign
 currency transactions ......................................          6,713
 Net unrealized depreciation on investments .................    (17,027,050)
                                                                -------------
Net realized and unrealized loss ............................                            (17,020,337)
                                                                                        -------------
Net decrease in net assets resulting from operations ........                           $(16,933,749)
                                                                                        =============

                       See notes to financial statements.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2002


                                                                           SIX MONTHS ENDED        YEAR ENDED
                                                                          SEPTEMBER 30, 2002     MARCH 31, 2002
                                                                          -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................      $     86,588        $    252,815
  Net realized gain from investments and foreign
  currency transactions ...............................................             6,713           2,960,507
  Net unrealized appreciation (depreciation)
  on investments ......................................................       (17,027,050)         41,264,440
                                                                          -------------------------------------
      Net increase (decrease) in net assets
      resulting from operations .......................................       (16,933,749)         44,477,762

 Distributions to shareholders from:
  Net investment income ...............................................                --            (498,264)
  Net realized gains ..................................................          (519,698)                 --
 Capital share transactions (Note 3) ..................................            12,295            (140,211)
                                                                          -------------------------------------
      Net increase (decrease) in net assets ...........................       (17,441,152)         43,839,287
Net assets:
 Beginning of period ..................................................       115,942,745          72,103,458
                                                                          -------------------------------------
 End of period ........................................................      $ 98,501,593        $115,942,745
                                                                          =====================================
Undistributed net investment income included in net assets:
 End of period ........................................................      $     74,085        $    (12,503)
                                                                          =====================================


                       See notes to financial statements.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia and East European Fund, Inc. (the "Fund," formerly Templeton Russia Fund, Inc.) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities of "Russia Companies," as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. MARKET AND GEOGRAPHIC RISK CONSIDERATIONS

Investing in equity securities of Russian companies includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia's underdeveloped systems of share registration and transfer.


3. CAPITAL STOCK

On November 29, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.

At September 30, 2002, there were 100 million shares authorized ($.01par value). Share repurchase transactions were as follows:

                                                   SIX MONTHS ENDED          YEAR ENDED
                                                  SEPTEMBER 30, 2002       MARCH 31, 2002
-----------------------------------------------------------------------------------------
Shares repurchased ...............................          --                 14,200
Amount repurchased ...............................          --               $151,869
Weighted average discount of market price to
 net assets value of shares repurchased ..........          --                     18%

Through September 30, 2002 the Fund had repurchased a total of 50,000 shares.

During the period ended September 30, 2002, 569 shares were issued from reinvested distributions for $12,295.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


4. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Limited (TAML), and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays monthly an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund pays an administrative management fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrator, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administrative services subject to a minimum monthly fee of $12,500.


5. INCOME TAXES

At September 30, 2002, the cost of investments and net unrealized appreciation were as follows:

                 Cost of investments .......................   $77,019,169
                                                               -----------
                 Unrealized appreciation ...................   $26,678,825
                 Unrealized depreciation ...................    (4,163,079)
                                                               -----------
                 Net unrealized appreciation ...............   $22,515,746
                                                               ===========

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

The Fund utilized capital loss carryovers during the year ended March 31, 2002 in the amount of $2,500,232.


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 2002 aggregated $6,204,515 and $0, respectively.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Annual Meeting of Shareholders, August 27, 2002

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on August 27, 2002 for the purpose of electing four Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato and Constantine D. Tseretopoulos.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

Proposal:  The election of four (4) Directors:

                                                          % OF           % OF                       % OF           % OF
                                                       OUTSTANDING       VOTED                   OUTSTANDING       VOTED
TERM EXPIRING 2005:                          FOR         SHARES          SHARES       WITHHELD      SHARES         SHARES
-------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton .......................   3,683,004     68.60%         99.13%         32,275       0.60%           0.87%
Nicholas F. Brady ......................   3,683,035     68.60%         99.13%         32,244       0.60%           0.87%
S. Joseph Fortunato ....................   3,686,023     68.66%         99.21%         29,256       0.54%           0.79%
Constantine D. Tseretopoulos ...........   3,680,712     68.56%         99.07%         34,567       0.64%           0.93%

* HARMON E. BURNS, FRANK J. CROTHERS, MARTIN L. FLANAGAN, ANDREW H. HINES, JR., EDITH E. HOLIDAY, CHARLES B. JOHNSON, BETTY P. KRAHMER, GORDON S. MACKLIN AND FRED R. MILLSAPS ARE DIRECTORS OF THE FUND WHO ARE CURRENTLY SERVING AND WHOSE TERMS OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Special Meeting of Shareholders, April 15, 2002

A Special Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on April 15, 2002. The purpose of the meeting was to request shareholder approval to (1) change the Fund's current "fundamental" investment policy so that the Fund will be required, under normal market conditions, to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to Russia or East European countries, and to change this investment policy from a "fundamental" investment policy to a "non-fundamental" investment policy; (2) amend the Fund's Articles of Incorporation to change the Fund's name to "Templeton Russia and East European Fund, Inc.;" and (3) amend the Fund's current fundamental investment restriction regarding investments in a particular industry. No other business was transacted at the meeting.

The results of the voting at the Special Meeting are as follows:

1. To change the Fund's current "fundamental" investment policy so that the Fund will be required, under normal market conditions, to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to Russia or East European countries, and to change this investment policy from a "fundamental" investment policy to a "non-fundamental" investment policy:

                                           % OF        % OF
                                        OUTSTANDING    VOTED
                        SHARES VOTED      SHARES       SHARES
-------------------------------------------------------------
For ...................  2,783,869        51.85%       91.86%
Against ...............    205,440         3.83%        6.78%
Abstain ...............     41,267         0.77%        1.36%
Broker Non-Votes ......          0         0.00%        0.00%
-------------------------------------------------------------
TOTAL .................  3,030,576        56.45%      100.00%

2. To amend the Fund's Articles of Incorporation to change the Fund's name to "Templeton Russia and East European Fund, Inc.":

                                           % OF        % OF
                                        OUTSTANDING    VOTED
                        SHARES VOTED      SHARES       SHARES
-------------------------------------------------------------
For ...................  2,801,967        52.19%       92.46%
Against ...............    192,661         3.59%        6.36%
Abstain ...............     35,948         0.67%        1.18%
Broker Non-Votes ......          0         0.00%        0.00%
-------------------------------------------------------------
TOTAL .................  3,030,576        56.45%      100.00%

3. To amend the Fund's current fundamental investment restriction regarding investments in a particular industry:

                                           % OF        % OF
                                        OUTSTANDING    VOTED
                        SHARES VOTED      SHARES       SHARES
-------------------------------------------------------------
For ...................  2,790,051        51.97%       92.06%
Against ...............    195,377         3.64%        6.45%
Abstain ...............     45,148         0.84%        1.49%
Broker Non-Votes ......          0         0.00%        0.00%
-------------------------------------------------------------
TOTAL .................  3,030,576        56.45%      100.00%

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company ("the Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company" and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Russia and East European Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.


TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com





SHAREHOLDER INFORMATION

Shares of Templeton Russia and East European Fund, Inc. are traded on the New York Stock Exchange under the symbol "TRF." Information about the net asset value and the market price is published each Monday in THE WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICEDIRECTSM. For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Russia and East European Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

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LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund

Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 3
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 4
Franklin Short-Intermediate
 U.S. Government Securities Fund 3
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 3
Franklin Federal Money Fund 3,5
Franklin Money Fund 3,5

TAX-FREE INCOME6
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 7
Tax-Exempt Money Fund 3,5

STATE-SPECIFIC
TAX-FREE INCOME 6
Alabama
Arizona
California 8
Colorado
Connecticut
Florida8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust9


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
7. Portfolio of insured municipal securities.
8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           09/02


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FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030



SEMIANNUAL REPORT
TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.


TRANSFER AGENT
MellonInvestor Services LLC
85 Challenger Road
Overpeck Centre
Ridgfield Park, New Jersey 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

[GRAPHIC OMITTED]
Printed on recycled paper

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTRF S2002 11/02